
         PIONEER BOND FUND
          60 STATE STREET
    BOSTON, MASSACHUSETTS 02109

                                                                                                                LOGO
OFFICERS
JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
SHERMAN B. RUSS, Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary

TRUSTEES
JOHN F. COGAN, JR.                   MARGUERITE A. PIRET                        PIONEER
RICHARD H. EGDAHL, M.D.                 DAVID D. TRIPPLE                        BOND FUND
MARGARET B.W. GRAHAM                     STEPHEN K. WEST
JOHN W. KENDRICK                           JOHN WINTHROP

INVESTMENT ADVISER
PIONEERING MANAGEMENT CORPORATION
                                                                                SEMIANNUAL REPORT
PRINCIPAL UNDERWRITER                                                           DECEMBER 31, 1995
PIONEER FUNDS DISTRIBUTOR, INC.

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

LEGAL COUNSEL
HALE AND DORR

SHAREHOLDER SERVICES AND TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109

INDEPENDENT PUBLIC ACCOUNTANTS
ARTHUR ANDERSEN LLP

-----------------------------------------------------------

Please call Pioneer for information on:

Existing accounts, new accounts,
prospectuses, applications, and
service forms.......................  1-800-225-6292
Fund yields and prices..............  1-800-225-4321
Toll-free fax.......................  1-800-225-4240
Retirement plans....................  1-800-622-0176
Telecommunications Device for the
Deaf (TDD)..........................  1-800-225-1997

-----------------------------------------------------------

When distributed to persons who are not shareowners of the Fund, this report must be accompanied by an official prospectus, which discusses the objectives, policies, sales charges and other information about the Fund.

0296-2992
[COPYRIGHT]Pioneer Funds Distributor, Inc.


DEAR FELLOW SHAREOWNERS,
--------------------------------------------------------------------------------

Pioneer Bond Fund completed the first half of its 18th fiscal year on December 31, 1995. The favorable investing climate that began early in 1995 continued during the past six months, translating into continued solid performance for bonds. Your Fund, too, performed well as it provided shareowners with current income and capital appreciation.

                            HOW YOUR FUND PERFORMED

For the six months ended December 31, 1995, we are pleased to report the following results for Pioneer Bond Fund:

-- CLASS A SHARES -- The Fund paid shareowners daily dividends totaling
   $0.32 per share. The Fund's 30-day yield was 5.12% on December 31,
   1995.1 Net asset value stood at $9.62 per share, versus $9.35 six months ago. The Fund's total return was 6.48% based on net asset value and 1.69% based on maximum public offering price. Total return reflects the change in share price and assumes the reinvestment of all distributions at net asset value.

-- CLASS B SHARES -- The Fund paid shareowners a total of $0.30 per share in daily dividends. On December 31, 1995, the Fund's 30-day yield was 4.46%.1 Net asset value stood at $9.56 per share, versus $9.31 six months earlier. The Fund's total return was 6.02% assuming shares were held throughout the period and 2.02% if shares were redeemed. Total return reflects the change in share price and assumes all distributions were reinvested.

The accompanying chart shows the Fund's total returns for longer time periods.

--------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURNS
                 (as of December 31, 1995)
CLASS A SHARES     NET ASSET VALUE   PUBLIC OFFERING PRICE*
--------------     ---------------   ----------------------
Life of Fund
(10/31/78)              9.61%                9.31%
10 Years                8.72                 8.22
 5 Years                9.47                 8.47
 1 Year                18.16                12.87


CLASS B SHARES         IF HELD            IF REDEEMED**
---------------        -------            -------------
Life of Fund
(4/4/94)                9.10%                6.93%
1 Year                 17.10                13.10
--------------------------------------------------------------

                   IMPRESSIVE RESULTS FROM THE BOND MARKET

The United States bond market continued its strong performance over the six-month period, making 1995 an especially rewarding year for investors. Weakening economic fundamentals and low inflation provided the backdrop for long-term interest rates to move down to 5.95% at December 31, versus 6.62% on June 30. Compared to 1994, when concerns about inflation and the pace of economic growth caused interest rates to shoot up, conditions in 1995 vastly improved, helping long-term rates decline.

During the semiannual period, the Federal Reserve (the Fed) lowered the federal funds rate by 0.25 percentage points on two different occasions -- July 6 and December 19. The Fed's decision to lower short-term rates was based on mixed signals about the economy's strength; a number of important economic indicators pointed toward an economic slowdown, prompting the Fed to act. Investors viewed the Fed's actions favorably, which added positive momentum to the bond market. The period was not without interim volatility, however, due primarily to the ongoing debate about the federal budget. While events in Washington, DC show promise for a balanced budget, concerns surfaced about how soon an agreement might be reached, triggering periods of market declines.

                       OUR STRATEGY FOCUSES ON QUALITY

Your Fund's objective is to provide current income by investing in U.S. government securities and high-quality corporate bonds. The Fund's portfolio holds only securities issued by the U.S. government or its agencies and corporate bonds rated AAA to BBB. At least 85% of the portfolio must be bonds rated A or better. At the close of the fiscal period, 39% of the portfolio was invested in government and agency securities, and the Fund's portfolio maintained an average quality of AA.

Pioneer Bond Fund remains diversified across many industries. Over the six months, we kept the Fund heavily weighted in the industrial sector, an area that continues to benefit from a generally low level of regulation. We have been pleased with the Fund's holdings; many companies have maintained strong earnings growth, and some show the potential

 1 Yield is based on a standard formula prescribed by the Securities and Exchange Commission.

 * Reflects deduction of the maximum 4.50% sales charge at the beginning of the period and assumes reinvestment of all distributions at net asset value.

** Reflects deduction of the maximum 4.0% contingent deferred sales charge at the end of the period and assumes reinvestment of all distributions.

   Past performance does not guarantee future results. Return and principal fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

for credit upgrades. Of course, we view all of the Fund's investments in terms of quality and strength and expect they will continue to perform solidly. Examples include: Time Warner, GEICO, Supervalu, and Coastal. The accompanying chart shows the portfolio's diversification at the end of the period.

                           PORTFOLIO DIVERSIFICATION
                           (as of December 31, 1995)

U.S. Government/Agency          39%
Industrial                      24%
Banks                           15%
Financial                        8%
International                    7%
Utilities                        5%
Short-Term Cash Equivalents      2%


As of December 31, 71% of the Fund's holdings had an average effective life of less than 10 years, versus 66% six months ago. The most significant increase occurred in bonds with less than five years to maturity, which totaled 46% of the portfolio at the period's end, compared to 34% six months ago. Given the uncertainty of the direction of interest rates, we expect the Fund's shorter-term issues to add a degree of price stability, in addition to providing yields that are highly comparable to those of longer-maturity bonds.

Long-term securities continue to play an important role for the Fund, 29% of the portfolio on December 31. While the weighting decreased from 34% at June 30, we are comfortable with the current position since it gives the portfolio participation in the long-term bond market's strength, without subjecting the Fund to the added risk that can occur with a heavier concentration in long-term bonds. As of December 31, the portfolio's average life was 9.6 years, down slightly from 11 years six months ago. In our view, the Fund's combination of short-and long-term maturities should offer shareowners the conservative -- yet competitive -- mix needed for income and capital preservation.

                          EFFECTIVE PORTFOLIO MATURITY
                           (as of December 31, 1995)

0-2 years               15%
2-5 years               31%
5-7 years               15%
7-10 years              10%
10-20 years              6%
20+ years               23%

                                 LOOKING AHEAD

The bond market's strong results in 1995 came as a huge relief to investors who had been in the market in 1994. While the past two years' extreme results -- both negative and positive -- are unusual, they nonetheless illustrate how long-term investing can help one ride out market turbulence. Moving into 1996, we see concerns about the ability of politicians to put together and pass a credible balanced budget. In addition, commodity prices of late have been creeping steadily upward -- an indicator used by many to gauge potential future inflation. However, with slow economic growth anticipated over the near term and Fed monetary policy still relatively restrictive (giving rise to the possibility of another decrease in short-term interest rates), the overall bond market still looks quite healthy to us.

Naturally, we will monitor budget progress and other events that may affect the bond market. While these issues undoubtedly will create short-term fluctuations, they should not hinder the long-term performance we think the bond market can deliver. We believe the Fund's conservative positioning, coupled with generally positive investing conditions, should offer shareowners solid long-term results.

Please read on through the following pages, which provide the Fund's audited Schedule of Investments as of December 31, 1995. If you have any questions about your investment in Pioneer Bond Fund, please contact your investment representative, or call Pioneer at 1-800-225-6292.

Respectfully,


/s/ John F. Cogan, Jr.
-----------------------
John F. Cogan, Jr.
Chairman and President,
Pioneer Bond Fund

                              Please turn page for
                            Schedule of Investments.


PIONEER BOND FUND
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1995
-------------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                                                                  VALUE
-------------------------------------------------------------------------------------------------------------------
                             INVESTMENT IN SECURITIES--97.6%
                             U.S. GOVERNMENT AND AGENCY OBLIGATIONS--38.6%
$   95,111                   Federal Home Loan Mortgage Corp., 10.0%, 2002...........................   $    99,093
   163,349                   Federal Home Loan Mortgage Corp., 10.5%, 2019...........................       180,398
   202,683                   Federal Home Loan Mortgage Corp., REMIC Series 1988-24B,
                               9.5%, 2005............................................................       213,290
 1,000,000                   Federal National Mortgage Association, 8.8%, 1997.......................     1,052,340
 1,000,000                   Federal National Mortgage Association, 9.2%, 1997.......................     1,052,810
 1,500,000                   Federal National Mortgage Association, 9.2%, 2000.......................     1,719,135
   124,175                   Federal National Mortgage Association, 10.0%, 2019......................       136,475
 1,000,000                   Federal National Mortgage Association, 10.35%, 2015.....................     1,452,810
   860,986                   Federal National Mortgage Association, 11.0%, 2019......................       971,563
 1,758,899                   Federal National Mortgage Association, REMIC Series 1989-72D,
                               8.9%, 2019............................................................     1,831,453
   766,506                   Federal National Mortgage Association, REMIC Series 1989-19A,
                               10.3%, 2019...........................................................       845,004
     7,751                   Federal National Mortgage Association, REMIC Series 1989-19B,
                               10.3%, 2019...........................................................         9,401
   562,256                   Government National Mortgage Association, Midget, 10.0%,
                               2004 to 2006..........................................................       593,354
   261,675                   Government National Mortgage Association, 9.5%, 2020....................       280,472
   888,929                   Government National Mortgage Association, 10.0%, 2018 to 2020...........       980,538
 1,000,000                   Resolution Trust Corp., Series 1992-5A6, 9.24%, 2026....................     1,010,000
 4,000,000                   U.S. Treasury Bonds, 7.25%, 2022........................................     4,626,240
 2,000,000                   U.S. Treasury Bonds, 8.0%, 2021.........................................     2,502,500
 4,000,000                   U.S. Treasury Bonds, 8.75%, 2008........................................     4,771,240
 2,500,000                   U.S. Treasury Bonds, 8.75%, 2020........................................     3,352,350
 4,500,000                   U.S. Treasury Notes, 7.5%, 2005.........................................     5,100,480
 5,250,000                   U.S. Treasury Notes, 8.25%, 1998........................................     5,619,128
 2,565,000                   U.S. Treasury Notes, 8.5%, 1997.........................................     2,683,368
 4,000,000                   U.S. Treasury Notes, 8.5%, 2000.........................................     4,457,480
 1,300,000                   U.S. Treasury Notes, 8.625%, 1997.......................................     1,368,250
                                                                                                        -----------
                                 Total U.S. Government and Agency Obligations
                                     (Cost $44,563,709)..............................................   $46,909,172
                                                                                                        -----------

  The accompanying notes are an integral part of these financial statements.


PIONEER BOND FUND
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1995 (CONTINUED)
-------------------------------------------------------------------------------------------------------------------
              STANDARD &
            POOR'S/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                                                  VALUE
-------------------------------------------------------------------------------------------------------------------
                             INDUSTRIALS--23.8%
$1,000,000    A-/A2          Alcan Aluminum, Ltd., Deb., 9.625%, 2019................................   $ 1,153,560
 1,000,000    A/A3           Arco Chemical Co., Deb., 9.8%, 2020.....................................     1,356,190
   500,000    A/A2           Atlantic Richfield Co., Deb., 9.875%, 2016..............................       675,795
 1,500,000    A/A2           Caterpillar Inc., 9.75%, 2019...........................................     1,743,150
 1,200,000    BBB/Baa3       Centex Corp., Deb., 8.75%, 2007.........................................     1,338,540
 1,500,000    BB+/Baa3       Coastal Corp., Deb., 9.625%, 2012.......................................     1,801,935
 2,000,000    A-/A3          General Motors Corp., Notes, 9.4%, 2021.................................     2,596,960
 1,000,000    BBB-/Baa2      Georgia - Pacific Corp., Deb., 9.5%, 2022...............................     1,163,880
 1,000,000    A+/A1          J.C. Penney Company, Inc., Deb., 9.75%, 2021............................     1,208,120
 2,000,000    BBB/Ba1        Joy Technologies Co., Sen. Notes, 10.25%, 2003..........................     2,240,000
 1,000,000    AA/Aa3         Norfolk Southern Corp., Notes, 9.0%, 2021...............................     1,286,870
 2,000,000    BBB/Baa1       Phillips Petroleum Co., Deb., 9.18%, 2021...............................     2,342,040
 1,500,000    AA/Aa2         Procter & Gamble Co., Notes, 9.36%, 2021................................     1,916,250
 1,000,000    BBB+/A3        Supervalu, Inc., Notes, 8.875%, 2022....................................     1,158,090
 1,500,000    BBB-/Baa2      Tenneco, Inc., Notes, 9.875%, 2001......................................     1,744,710
 1,250,000    A+/A1          Texaco Capital Corp., Gtd. Deb., 9.75%, 2020............................     1,713,212
 2,000,000    BBB-/Ba1       Time Warner Inc., Deb., 9.15%, 2023.....................................     2,268,080
 1,000,000    BB+/Baa3       USX Corp. - U.S. Steel Group, Deb., 9.375%, 2012........................     1,155,240
                                                                                                        -----------
                                  Total Industrials (Cost $26,013,910)...............................   $28,862,622
                                                                                                        -----------
                             FINANCIALS--7.6%
 1,500,000    AA/Aa2         GEICO Corp., Deb., 9.15%, 2021..........................................   $ 1,780,380
 1,000,000    A-/A3          Household Finance Corp., Sr. Sub. Notes, 10.125%, 1996..................     1,018,730
 2,000,000    AAA/Aaa        Standard Credit Card Master Trust Series 1991-3A, 8.875%, 1998..........     2,152,500
 2,000,000    AAA/Aaa        Standard Credit Card Trust Series 1990-6A, 9.375%, 1997.................     2,105,620
 1,000,000    A/A2           Transamerica Corp., Notes, 9.875%, 1998.................................     1,080,270
 1,000,000    A+/A3          W.R. Berkley, Deb., 8.7%, 2022..........................................     1,162,310
                                                                                                        -----------
                                  Total Financials (Cost $8,932,867).................................   $ 9,299,810
                                                                                                        -----------
                             BANKS--15.5%
 1,000,000    A+/A1          Banc One Corp., Sub. Notes, 10.0%, 2010.................................   $ 1,285,000
 1,000,000    A/A3           BankAmerica, Sub. Notes, 9.375%, 2001...................................     1,134,060
 1,000,000    AA-/Aa3        Barclays North American Capital Corp., Gtd. Sub. Cap. Notes,
                               9.75%, 2021...........................................................     1,188,920
 1,000,000    A-/A2          Chemical Banking Corp., Sub. Notes, 8.5%, 2002..........................     1,122,720
 1,000,000    A-/A2          Chemical NY Corp., Sub. Notes, 9.75%, 1999..............................     1,117,980
   898,000    A/A3           Citicorp, Sub. Notes, 10.75%, 2015......................................       943,969
 1,250,000    A-/A3          Comerica Inc., Sub. Deb., 10.125%, 1998.................................     1,367,538
 1,550,000    A-/A2          CoreStates Capital Corp., Gtd. Sub. Notes, 9.375%, 2003.................     1,835,324
 1,500,000    A/A2           First Chicago Corp., Sub. Notes, 10.25%, 2001...........................     1,777,545
 2,000,000    BBB+/A3        First Interstate Bancorp, Sub. Notes, 9.0%, 2004........................     2,243,120
 1,500,000    BBB+/A3        Fleet/Norstar Financial Group, Sub. Notes, 9.9%, 2001...................     1,755,300
 1,000,000    A-/A3          Mellon Financial, Sub. Deb., 9.75%, 2001................................     1,169,890
 1,000,000    AA-/Aa3        National Westminster Bancorp Inc., Gtd. Cap. Notes, 9.375%, 2003........     1,196,890
   500,000    AA-/A1         Republic New York Corp., Sub. Notes, 9.3%, 2021.........................       646,460
                                                                                                        -----------
                                  Total Banks (Cost $17,146,014).....................................   $18,784,716
                                                                                                        -----------

   The accompanying notes are an integral part of these financial statements.

PIONEER BOND FUND
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1995 (CONTINUED)
-------------------------------------------------------------------------------------------------------------------

              STANDARD &
            POOR'S/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                                                  VALUE
-------------------------------------------------------------------------------------------------------------------
                             UTILITIES--ELECTRIC--2.7%
$  500,000    AAA/Aaa        Cajun Electric Power, Cooperative Utility Trust, 10.125%, 2019..........  $    564,545
 2,000,000    BBB/Baa2       Commonwealth Edison, First Mortgage Bonds, 9.75%, 2020..................     2,311,520
   364,000    A+/A1          Mississippi Power Co., First Mortgage Bonds, 9.25%, 2021................       389,054
                                                                                                       ------------
                                                                                                       $  3,265,119
                                                                                                       ------------
                             UTILITIES--NATURAL GAS--1.0%
 1,000,000    A-/A3          ONEOK Inc., Deb., 9.7%, 2019............................................  $  1,182,880
                                                                                                       ------------
                             UTILITIES--TELEPHONE--1.0%
 1,000,000    BBB+/Baa1      GTE Corp., Deb., 10.3%, 2017............................................  $  1,214,940
                                                                                                       ------------
                                  Total Utilities (Cost $5,166,487)..................................  $  5,662,939
                                                                                                       ------------
                             CANADIAN--2.0%
   500,000    AA+/Aa1        British Columbia Hydro Power, Bonds, 15.5%, 2011........................  $    573,495
   500,000    AA-/Aa3        Province of Ontario, Deb., 15.75%, 2012.................................       584,110
 1,000,000    BBB+/A2        Province of Saskatchewan, Deb., 9.375%, 2020............................     1,298,720
                                                                                                       ------------
                                  Total Canadian (Cost $2,264,250)...................................  $  2,456,325
                                                                                                       ------------
                             SOVEREIGNS AND SUPRANATIONALS--5.4%
 2,000,000    AAA/Aaa        British Telecom Finance., Deb., 9.625%, 2019............................  $  2,282,960
 1,000,000    AAA/Aaa        Inter-American Development Bank, Notes, 9.45%, 1998.....................     1,097,630
 2,000,000    AAA/Aaa        International Bank for Reconstruction and Development, Deb.,
                               9.25% 2017............................................................     2,656,000
   500,000    AAA/Aaa        Tokyo (Metropolis of), Gtd. Bonds, 10.375%, 1997........................       540,295
                                                                                                       ------------
                                  Total Sovereigns and Supranationals (Cost $6,119,086)..............  $  6,576,885
                                                                                                       ------------
                             TOTAL INVESTMENT IN SECURITIES
                               (Cost $110,206,323) (a)(b)............................................  $118,552,469
                                                                                                       ------------
                             TEMPORARY CASH INVESTMENT--2.4%
 2,878,000                   Household Finance Corp., 5.7%, 1/2/96...................................  $  2,879,368
                                                                                                       ------------
                             TOTAL TEMPORARY CASH INVESTMENT
                               (Cost $2,878,000).....................................................  $  2,879,368
                                                                                                       ------------
                             TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
                             CASH INVESTMENT - 100% (Cost $113,084,323)..............................  $121,431,837
                                                                                                       ============

(a)  At December 31, 1995, the net unrealized gain on investments based on cost for federal income tax purposes of
     $110,206,323 was as follows:

Aggregrate gross unrealized gain for all investments in which there is an excess of value over tax cost...............................................................................................  $  8,794,635
Aggregrate gross unrealized loss of all investments in which there is an excess of tax cost over
  value..............................................................................................      (448,489)
                                                                                                       ------------
Net unrealized gain..................................................................................  $  8,346,146
                                                                                                       ============
(b)  At June 30, 1995, the Fund had a net capital loss carryforward of approximately $2,956,000 which will expire between 1998 and 2003 if not utilized.

Note: The Fund's investments in mortgage-backed securities of the Government National Mortgage Association (GNMA) are
      interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended December 31, 1995 aggregated approximately $30,260,000 and $29,426,000, respectively.


   The accompanying notes are an integral part of these financial statements.


PIONEER BOND FUND
BALANCE SHEET--DECEMBER 31, 1995
(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
-------------------------------------------------------------------------------------------------------
ASSETS:
    Investment in securities, at value (including temporary cash investments of $2,879)
      (cost $113,084; see Schedule of Investments and Note 1)................................  $121,432
    Receivables--
      Interest...............................................................................     2,604
      Trust shares sold......................................................................       394
      Investment securities sold.............................................................         5
    Other....................................................................................         9
                                                                                               --------
         Total assets........................................................................  $124,444
                                                                                               --------
LIABILITIES:
    Payables--
      Trust shares repurchased...............................................................  $     77
      Dividends..............................................................................       182
    Due to affiliates (Notes 2, 3 and 4).....................................................       113
    Accrued expenses.........................................................................        23
                                                                                               --------
         Total liabilities...................................................................  $    395
                                                                                               --------
NET ASSETS:
    Paid-in capital (Note 1).................................................................  $119,177
    Accumulated undistributed net investment income..........................................        24
    Accumulated net realized loss on investments.............................................    (3,498)
    Net unrealized gain on investments.......................................................     8,346
                                                                                               --------
         Total net assets....................................................................  $124,049
                                                                                               ========
    NET ASSET VALUE PER SHARE:
         Class A--(based on $110,583/11,495,208 shares of beneficial interest
         outstanding--unlimited number of shares authorized with no par value)...............  $   9.62
                                                                                               ========
         Class B--(based on $13,466/1,408,170 shares of beneficial interest outstanding--
         unlimited number of shares authorized with no par value)............................  $   9.56
                                                                                               ========
    MAXIMUM OFFERING PRICE:
         Class A.............................................................................  $  10.07
                                                                                               ========

   The accompanying notes are an integral part of these financial statements.


PIONEER BOND FUND
STATEMENT OF OPERATIONS--FOR THE SIX MONTHS ENDED DECEMBER 31, 1995
(DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1):
    Interest............................................................................         $4,674
                                                                                                 ------
EXPENSES:
    Management fees (Note 2)............................................................  $292
    Transfer agent fees (Note 3)
      Class A...........................................................................   129
      Class B...........................................................................     9
    Distribution fees (Note 4)
      Class A...........................................................................   114
      Class B...........................................................................    48
    Accounting (Note 2).................................................................    43
    Professional fees...................................................................    39
    Registration fees...................................................................    20
    Custodian fees......................................................................    13
    Printing............................................................................     8
    Fees and expenses of nonaffiliated trustees.........................................     7
    Miscellaneous.......................................................................    10
                                                                                          ----
         Total expenses.................................................................  $732
         Less fees paid indirectly (Note 5).............................................    (9)
                                                                                          ----
         Net expenses...................................................................         $  723
                                                                                                 ------
             Net investment income......................................................         $3,951
                                                                                                 ------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on investments (Note 1)...........................................         $ (542)
    Change in net unrealized gain on investments........................................          3,992
                                                                                                 ------
         Net gain on investments........................................................         $3,450
                                                                                                 ------
             Net increase in net assets resulting from operations.......................         $7,401
                                                                                                 ======

   The accompanying notes are an integral part of these financial statements.


PIONEER BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED DECEMBER 31, 1995 AND THE YEAR ENDED JUNE 30, 1995
(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
------------------------------------------------------------------------------------------------------------------------
                                                                                      SIX MONTHS ENDED       YEAR ENDED
                                                                                     DECEMBER 31, 1995     JUNE 30, 1995
                                                                                     -----------------     -------------
FROM OPERATIONS:
    Net investment income............................................................      $  3,951           $   8,154
    Net realized loss on investments.................................................          (542)             (2,542)
    Change in net unrealized gain on investments.....................................         3,992               6,452
                                                                                           --------           ---------
         Net increase in net assets resulting from operations........................      $  7,401           $  12,064
                                                                                           --------           ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income
      Class A ($0.32 and $0.68 per share, respectively)..............................      $ (3,687)          $  (7,889)
      Class B ($0.30 and $0.62 per share, respectively)..............................          (307)               (258)
                                                                                           --------           ---------
                                                                                           $ (3,994)          $  (8,147)
                                                                                           --------           ---------
FROM TRUST SHARE TRANSACTIONS:
    Net proceeds from sale of shares.................................................      $ 18,772           $  26,148
    Net asset value of shares issued to shareholders in
      reinvestment of dividends......................................................         2,919               6,063
    Cost of shares repurchased.......................................................       (18,545)            (26,503)
                                                                                           --------           ---------
      Increase in net assets resulting from trust share transactions.................      $  3,146           $   5,708
                                                                                           --------           ---------
         Net increase in net assets..................................................      $  6,553           $   9,625
NET ASSETS:
    Beginning of period..............................................................       117,496             107,871
                                                                                           --------           ---------
    End of period (including accumulated undistributed net
      investment income of $24 and $67, respectively)................................      $124,049           $ 117,496
                                                                                           ========           =========

                                                     SIX MONTHS ENDED               YEAR ENDED
                                                     DECEMBER 31, 1995             JUNE 30,1995
                                                  -----------------------     -----------------------
                                                    SHARES        AMOUNT        SHARES        AMOUNT
                                                  ----------     --------     ----------     --------
CLASS A
    Shares sold.................................   1,229,875     $ 11,536      2,143,981     $ 19,180
    Shares issued to shareholders in
      reinvestment of distributions.............     288,156        2,707        654,382        5,880
    Less shares repurchased.....................  (1,807,152)     (16,884)    (2,814,975)     (25,231)
                                                  ----------     --------     ----------     --------
    Net decrease................................    (289,121)    $ (2,641)       (16,612)    $   (171)
                                                  ==========     ========     ==========     ========
CLASS B
    Shares sold.................................     774,181     $  7,236        773,773     $  6,968
    Shares issued to shareholders in
      reinvestment of distributions.............      22,676          212         20,268          183
    Less shares repurchased.....................    (177,180)      (1,661)      (139,897)      (1,272)
                                                  ----------     --------     ----------     --------
    Net increase................................     619,677     $  5,787        654,144     $  5,879
                                                  ==========     ========     ==========     ========

   The accompanying notes are an integral part of these financial statements.


PIONEER BOND FUND
FINANCIAL HIGHLIGHTS--SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED
-----------------------------------------------------------------------------------------------------------------------------------
                        SIX MONTHS                                 FOR THE YEARS ENDED JUNE 30,
                          ENDED      ----------------------------------------------------------------------------------------------
                       DECEMBER 31,
                          1995         1995      1994      1993      1992     1991      1990     1989     1988      1987      1986
                       ------------  --------  --------  --------  --------  -------  -------   -------  -------   -------  -------
CLASS A
Net asset value,
  beginning of
  period...............  $   9.35    $   9.04  $   9.81  $   9.37  $   8.99  $  8.92  $  9.18   $  9.04  $  9.22   $  9.62  $  9.25
                         --------    --------  --------  --------  --------  -------  -------   -------  -------   -------  -------
INCREASE (DECREASE)
  FROM INVESTMENT
  OPERATIONS:
   Net investment
    income.............  $   0.32    $   0.68  $   0.67  $   0.70  $   0.74  $  0.79  $  0.81   $  0.81  $  0.81   $  0.83  $  0.94
   Net realized and
    unrealized gain
    (loss) on
    investments........      0.27        0.31     (0.77)     0.44      0.39     0.07    (0.26)     0.14    (0.18)    (0.40)    0.41
                         --------    --------  --------  --------  --------  -------  -------   -------  -------   -------  -------
    Total increase
      (decrease) from
      investment
      operations:......  $   0.59    $   0.99   $ (0.10) $   1.14  $   1.13   $ 0.86  $  0.55   $  0.95  $  0.63   $  0.43  $  1.35
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
   Net investment
    income.............     (0.32)      (0.68)    (0.67)    (0.70)    (0.75)   (0.79)   (0.81)    (0.81)  ( 0.81)    (0.83)   (0.98)
                         --------    --------  --------  --------  --------  -------  -------   -------  -------   -------  -------
Net increase
  (decrease) in net
   asset value.........  $   0.27    $   0.31  $  (0.77) $   0.44  $   0.38  $  0.07  $ (0.26)  $  0.14  $ (0.18)  $ (0.40) $  0.37
                         --------    --------  --------  --------  --------  -------  -------   -------  -------   -------  -------
Net asset value, end
  of period............  $   9.62    $   9.35  $   9.04  $   9.81  $   9.37  $  8.99  $  8.92   $  9.18  $  9.04   $  9.22  $  9.62
                         ========    ========  ========  ========  ========  =======  =======   =======  =======   =======  =======
Total return*..........      6.48%      11.48%    (1.26)%   12.67%    13.03%   10.13%    6.24%    11.17%    7.16%     4.57%   15.33%
Ratio of net
  operating expenses to
  average net assets...      1.19%**+    1.14%     1.05%     1.10%     1.09%    1.02%    0.88%     0.86%    0.88%     0.86%    1.00%
Ratio of net
  investment income to
  average net assets...      6.77%**+    7.55%     6.93%     7.37%     8.04%    8.82%    9.01%     8.99%    8.90%     8.45%   10.27%
Portfolio turnover
  rate.................        51%**       37%       39%       37%       17%      20%      34%       34%      20%       19%      27%
Net assets, end of
  period (in
  thousands)...........  $110,583    $110,158  $106,659  $112,900  $102,503  $76,476  $74,137   $64,261  $53,090   $50,909  $29,923
RATIOS ASSUMING
  REDUCTION FOR FEES
  PAID INDIRECTLY:
   Net operating
    expenses...........      1.18%**       --        --        --        --       --       --        --       --        --       --
   Net investment
    income.............      6.78%**       --        --        --        --       --       --        --       --        --       --

------------
 +  Ratios assuming no reduction for fees paid indirectly.
 *  Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges.  Total return would be reduced if sales charges were taken into account.
**  Annualized.

   The accompanying notes are an integral part of these financial statements.


PIONEER BOND FUND
FINANCIAL HIGHLIGHTS--SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED
-------------------------------------------------------------------------------------
                                          SIX MONTHS          YEAR         APRIL 4,
                                            ENDED             ENDED         1994 TO
                                      DECEMBER 31, 1995   JUNE 30, 1995  JUNE 30, 1994
                                      ------------------  -------------  -------------
CLASS B
Net asset value, beginning of
 period...............................       $  9.31           $ 9.02         $ 9.23
                                             -------           ------         ------
INCREASE (DECREASE) FROM INVESTMENT
 OPERATIONS:
   Net investment income..............       $  0.30           $ 0.60         $ 0.14
   Net realized and unrealized gain
    (loss) on investments.............          0.25             0.31          (0.21)
                                             -------           ------         ------
          Total increase (decrease) from
       investment
       operations:....................       $  0.55           $ 0.91         $(0.07)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..............         (0.30)           (0.62)         (0.14)
                                             -------           ------         ------
Net increase (decrease) in net asset
 value................................       $  0.25           $ 0.29         $(0.21)
                                             -------           ------         ------
Net asset value, end of period........       $  9.56           $ 9.31         $ 9.02
                                             =======           ======         ======
Total return*.........................          6.02%           10.57%         (0.73)%
Ratio of net operating expenses to
 average net assets...................          1.88%**+         1.97%          1.92%**
Ratio of net investment income to
 average net assets...................          6.00%**+         6.60%          6.09%**
Portfolio turnover rate...............            51%**            37%            39%
Net assets, end of period (in
 thousands)...........................       $13,466           $7,338         $1,212
RATIOS ASSUMING REDUCTION FOR FEES
 PAID INDIRECTLY:
   Net operating expenses.............          1.86%**            --             --
   Net investment income..............          6.02%**            --             --

------------
 + Ratios assuming no reduction for fees paid indirectly.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges.  Total return would be reduced if sales charges were taken into account.
** Annualized.

   The accompanying notes are an integral part of these financial statements.

PIONEER BOND FUND
NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 1995
--------------------------------------------------------------------------------

1. Pioneer Bond Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income from a high quality portfolio. The Fund offers two classes of shares -- Class A shares and Class B shares.

        The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

        A. Security Valuation -- Security transactions are recorded on trade date. Securities are valued based on valuations furnished by an independent pricing service that utilizes a matrix system. This matrix system reflects such factors as security prices, yields, maturities and ratings, and is supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Temporary cash investments are valued at amortized cost plus accrued interest, which approximates value. Interest income is recorded on the accrual basis.

        Gains and losses on sales of investments are calculated on the "identified cost" method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

        B. Federal Income Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        C. Trust Shares -- The Fund records sales and repurchases of its trust shares on trade date. Shares are sold and redeemed on a continuous basis at net asset value per share. Net losses, if any, as a result of cancellations, are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned approximately $20,000 in underwriting commissions on the sale of trust shares during the six months ended December 31, 1995. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Fund, if any, with respect to each class of shares are

PIONEER BOND FUND
NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 1995 (CONTINUED)
--------------------------------------------------------------------------------

calculated in the same manner, at the same time, on the same day and in the same amount, except that Class A and Class B shares bear different transfer agent and distribution fees.

        D. Class Allocations -- Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class B shares of the Fund, respectively. Shareholders of Class A and Class B share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

2. Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio, and is a wholly owned subsidiary of PGI. Management fees are calculated at the annual rate of 0.50% of the Fund's average daily net assets.

        In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in due to affiliates is approximately $10,000 and $15,000 in management and accounting fees, respectively, payable to PMC at December 31, 1995.

3. PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is approximately $32,000 in transfer agent fees payable to PSC at December 31, 1995.

4.      The Fund adopted a Plan of Distribution for Class A shares (Class A
Plan) and Class B shares (Class B Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. These plans allow for Class A shares and Class B shares to reimburse and compensate, respectively, PFD for providing varying levels of distribution services and other account maintenance services. The Class A Plan and Class B Plan provide for reimbursement of PFD's distribution services in an amount up to 0.25% and 0.75%, respectively, of the average daily net assets of the respective classes of shares. The Fund may also compensate PFD for additional services in an amount up to 0.25% of the Fund's average daily net assets attributable to Class B shares. Included in due to affiliates is approximately $56,000 in distribution fees payable to PFD at December 31, 1995.

        In addition, Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates beginning at 4.0% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSC are paid to PFD. For the six months ended December 31, 1995, CDSC in the amount of approximately $12,000 was paid to PFD.

5. The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended December 31, 1995, the Fund's expenses were reduced by approximately $9,000 under such arrangements.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF PIONEER BOND FUND:

We have audited the accompanying balance sheet of Pioneer Bond Fund, including the schedule of investments, as of December 31, 1995, and the related statement of operations, statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond Fund as of December 31, 1995, the results of its operations, the changes in its net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                        ARTHUR ANDERSEN LLP
February 2, 1996

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